EXHIBIT 10.1

AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on March 5, 2008 by and among BANK OF AMERICA, N.A., a national banking association (“BA”), in its capacity as collateral and administrative agent for the Lenders under the Loan Agreement (as hereinafter defined) (BA, in such capacity, the “Agent”), and BA as Lender under the Loan Agreement (BA, together with the various financial institutions listed on the signature pages hereof, in such capacity, the “Lenders”), and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries of Parent listed on Annex I attached hereto (Parent and such Subsidiaries of Parent being herein referred to collectively as the “Borrowers”), and the Subsidiaries of Parent listed on Annex II attached hereto (such Subsidiaries being referred to herein as the “Guarantors”, and Borrowers and Guarantors being referred to herein as the “Credit Parties”).

RECITALS

     A.      Agent, Lenders and Credit Parties have entered into that certain Loan and Security Agreement, dated as of May 12, 2006 (the Loan and Security Agreement, as amended from time to time, being referred to herein as the “Loan Agreement”).

     B.      Credit Parties, Agent and Lenders desire to amend the Loan Agreement as hereinafter set forth, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I	Definitions

1.01

Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II	Amendments

     Effective as of the respective date hereinafter specified, the Loan Agreement is hereby amended as follows:

2.01

Amendment of Section 2.2.2. Effective as of the date hereof, Section 2.2.2 of the Loan Agreement is amended to replace the phrase “first day of the following month” with the phrase “first Business Day of the following month”.

2.02	Amendment of Section 2.2.3. Effective as of the date hereof, the second sentence of Section 2.2.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     “The Letter of Credit Fee shall be payable monthly in arrears on the first Business Day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date.”

2.03

Amendment of Section 4.2.2. Effective as of the date hereof, subclause (i) of Section 4.2.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     “(i) the first Business Day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, with respect to any Revolver Loan (whether a Base Rate Loan or LIBOR Loan) and”

2.04

Amendment and Restatement of Section 7.2.5. Effective as of the date hereof, Section 7.2.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     “7.2.5.     Maintenance of Dominion Account. Consistent with the cash management arrangement Borrowers have in place with Bank on the Closing Date, Borrowers shall maintain a Dominion Account pursuant to a blocked account or other arrangement acceptable to Agent and, in the case of such Dominion Account and blocked account arrangement, with such bank as may be selected by Borrowers and be acceptable to Agent. Borrowers shall issue to each such depository bank an irrevocable letter of instruction directing such bank to deposit all payments or other remittances received in the blocked account to the Dominion Account. Borrowers shall enter into agreements, in form satisfactory to Agent, with each bank at which a Dominion Account is maintained by which such bank shall immediately transfer to the Payment Account all monies deposited to the Dominion Account; provided, however, that so long as (i) no Default or Event of Default shall have occurred and be continuing and (ii) the aggregate outstanding balance of Revolver Loans does not exceed $2,500,000, funds deposited in the Dominion Account shall be transferred directly from the Dominion Account to the Funding Account. All funds deposited in each Dominion Account and in the Funding Account shall be subject to Agent’s Lien. Borrowers shall obtain the agreement (in favor of and in form and content satisfactory to Agent) by each bank at which a Dominion Account or the Funding Account is maintained to waive any offset rights against the funds deposited to such Dominion Account or the Funding Account, except offset rights in respect of charges incurred in the administration of such Dominion Account or the Funding Account. Neither Agent nor Lenders assume any responsibility to any or all Borrowers for such blocked account arrangement or Dominion Account or the Funding Account, including any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.”

ARTICLE III	No Waiver

3.01

No Further Waiver. Except as specifically provided in this Amendment, nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Loan Agreement, any other Loan Document or any other contract or instrument or (ii) impair, prejudice or otherwise adversely affect any right of Agent or Lender at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Credit Parties or any right, privilege or remedy of Agent or Lenders under the Loan Agreement, any other Loan Document or any other contract or instrument or constitute any consent by Agent or Lenders to any prior, existing or future violations of the Loan Agreement or any other Loan Document. Credit Parties hereby agree and acknowledge that hereafter Credit Parties are expected to strictly comply with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

ARTICLE IV	Conditions Precedent

4.01

Conditions to Effectiveness. The effectiveness of this Amendment (including the agreements and waiver contained herein) is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)

Agent shall have received this Amendment, duly executed by each of the Credit Parties.

(b)

The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date.

(c)

After giving effect to the provisions of this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)

All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

     (f)     Agent shall have received updated Schedules 8.1.1, 8.1.4, 8.1.5, 8.1.13, B, and C to the Loan Agreement.

ARTICLE V	Ratifications, Representations and Warranties

5.01

Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party and Lenders and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02

Representations and Warranties. Each Credit Party hereby represents and warrants to Lenders and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Credit Party and will not violate the organizational or governing documents of such Credit Party; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (d) each Credit Party is in material compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and no Credit Party has amended its organizational or governing documents since the date of execution of the Loan Agreement.

ARTICLE VI	Miscellaneous Provisions

6.01

Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or Agent or any closing shall affect the representations and warranties or the right of Lender or Agent to rely upon them.

6.02

Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby, and any reference in the Loan Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.

6.03

Expenses of Lender. As provided in the Loan Agreement, each Credit Party agrees to pay on demand all costs and out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and out-of-pocket expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s legal counsel and consultants retained by Agent or retained by Agent’s legal counsel.

6.04

Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05

Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders and Agent and each Credit Party and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender and Agent.

6.06

Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07

Effect of Waiver. No consent or waiver, express or implied, by Lenders or Agent to or for any breach of or deviation from any covenant or condition by any Credit Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08	Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09

Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10

Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH CREDIT PARTY AND LENDERS AND AGENT.

6.11

Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR AGENT. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS AND AGENT AND ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES (INCLUDING ALL STRICT LIABILITIES) WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDERS OR AGENT OR ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as the respective date set forth above.

AGENT:

BANK OF AMERICA, N.A., as Agent

By:      /s/ H. Michael Wills
Name:___H. Michael Wills_____      __________________
Title:____Senior Vice President       __________________
LENDERS:

BANK OF AMERICA, N.A.

By:      /s/ H. Michael Wills
Name:___H. Michael Wills_____      __________________
Title:____Senior Vice President       __________________

WELLS FARGO FOOTHILL, LLC

By:      /s/ David P. Hill
Name:___David Hill      ____________________________
Title:____Vice President      _________________________

THE CIT GROUP/BUSINESS CREDIT, INC.

By:      /s/ Kirk Wolverton
Name:____ Kirk Wolverton       ______________________
Title:______Vice President      _________________

CREDIT PARTIES:

INTEGRATED ELECTRICAL SERVICES, INC.

By:      /s/ Curt L. Warnock

     Curt L. Warnock
     Senior Vice President

BRYANT ELECTRIC COMPANY, INC.
IES INDUSTRIAL, INC.
IES RESIDENTIAL, INC.
IES COMMERCIAL, INC.
IES HOUSTON RESOURCES, INC.
IES PROPERTIES, INC.
IES TANGIBLE PROPERTIES, INC.
IES PURCHASING & MATERIALS, INC.
IES CONSOLIDATION, LLC
IES SHARED SERVICES, INC.
IES OPERATIONS GROUP, INC.
IES RESIDENTIAL GROUP, INC.
ICS HOLDINGS LLC
INTEGRATED ELECTRICAL FINANCE, INC.
KEY ELECTRICAL SUPPLY, INC.
MARK HENDERSON, INCORPORATED
MID-STATES ELECTRIC COMPANY, INC.
MILLS ELECTRICAL CONTRACTORS, INC.
MILLS MANAGEMENT LLC
NEAL ELECTRIC MANAGEMENT LLC
PAN AMERICAN ELECTRIC, INC,
PAN AMERICAN ELECTRIC COMPANY, INC.
RAINES ELECTRIC CO., INC.
RAINES MANAGEMENT LLC
THOMAS POPP & COMPANY
/s/ Curt L. Warnock_____________
Curt L. Warnock
Vice President

IES MANAGEMENT ROO, LP

By: Neal Electric Management LLC
General Partner of IES Management ROO, LP
By: ___/s/ Curt L. Warnock ___________
Name: ___Curt L. Warnock___________
Title: ____Vice President_____________

IES MANAGEMENT LP

By: IES Residential Group, Inc.
General Partner of IES Management LP
By: ___/s/ Curt L. Warnock ___________
Name: ___Curt L. Warnock___________
Title: ____Vice President_____________

MILLS ELECTRIC, LP

By: Mills Management LLC
General Partner of Mills Electric, LP
By: ___/s/ Curt L. Warnock ___________
Name: ___Curt L. Warnock___________
Title: ____Vice President_____________

RAINES ELECTRIC LP

By: Raines Management LLC
General Partner of Raines Electric LP
By: ___/s/ Curt L. Warnock ___________
Name: ___Curt L. Warnock___________
Title: ____Vice President_____________

MILLS ELECTRICAL HOLDINGS, LLC.
MILLS ELECTRIC HOLDINGS II, LLC.
RAINES HOLDINGS, LLC.
RAINES HOLDINGS II, LLC.

__/s/ Curt L. Warnock__________________
Curt L. Warnock
President

IES REINSURANCE, LTD.

__/s/ Curt L. Warnock__________________
Curt L. Warnock
President

Annex I

Borrowers

Bryant Electric Company, Inc.	North Carolina
IES Commercial, Inc.	Delaware
IES Consolidation LLC	Delaware
IES Houston Resources, Inc.	Delaware
IES Industrial, Inc.	South Carolina
IES Management, LP	Texas
IES Management ROO, LP	Texas
IES Properties Inc.	Delaware
IES Purchasing & Materials, Inc.	Delaware
IES Residential, Inc.	Delaware
IES Shared Services, Inc.	Delaware
IES Tangible Properties, Inc.	Delaware
Integrated Electrical Finance, Inc.	Delaware
Integrated Electrical Services, Inc.	Delaware
Key Electrical Supply, Inc.	Texas
Mark Henderson, Incorporated	Delaware
Mid-States Electric Company, Inc.	Delaware
Mills Electric LP	Texas
Mills Electrical Contractors, Inc.	Delaware
Pan American Electric, Inc.	Tennessee
Raines Electric LP	Texas
Thomas Popp & Company	Ohio

Annex II

Guarantors

ICS Holdings LLC	Arizona
IES Operations Group, Inc.	Delaware
IES Reinsurance Ltd.	Bermuda
IES Residential Group, Inc.	Delaware
Mills Electric Holdings II LLC	Delaware
Mills Electrical Holdings LLC	Arizona
Mills Management LLC	Arizona
Neal Electric Management LLC	Arizona
Pan American Electric Company, Inc.	New Mexico
Raines Electric Co., Inc.	Delaware
Raines Holdings II LLC	Delaware
Raines Holdings LLC	Arizona
Raines Management LLC	Arizona